UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KKR Credit Opportunities Portfolio

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Close to Meeting Date Text Sample:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center on behalf of your investment with KKR Credit Opportunities Portfolio.

Our attempts to reach you have been unsuccessful. You should have received proxy materials requesting your vote on important matters related to your fund. To date, we have not received your vote, please vote your shares today!

To prevent any additional mailings or phone calls, please contact us at 1-844-202-6602 or vote using the link below.

[Individual Link here]

To review the meeting materials, please click the following link.

https://materials.proxyvote.com/Approved/MC6689/20250620/NPS_612216.PDF

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